Data from Cohort C of the Phase 1 ALLOHA™ Study June 2026 Exhibit 99.2

Disclaimers and forward-looking statements This presentation and the accompanying discussion contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding TScan Therapeutics, Inc.’s ("TScan or the "Company") plans, progress, and timing relating to the Company’s clinical programs and the presentation of data, the Company’s current and future research and development plans or expectations, the structure, timing and success of the Company’s planned preclinical development, submission of INDs, manufacturing, and clinical trials, the potential benefits of any of the Company’s proprietary platforms or current or future product candidates in treating patients, the potential commercial opportunities of any of the Company’s proprietary platforms or current or future product candidates, the Company's ability to fund its operating expenses and capital expenditure requirements with its existing cash and cash equivalents, and the Company’s goals and strategy. TScan intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan,” “on track,” or similar expressions or the negative of those terms. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. The express or implied forward-looking statements included in this presentation are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: the beneficial characteristics, safety, efficacy, therapeutic effects and potential advantages of TScan’s TCR-T therapy candidates; TScan’s expectations regarding its preclinical studies being predictive of clinical trial results; the timing of the initiation, progress and expected results of TScan’s preclinical studies, clinical trials and its research and development programs; TScan’s plans relating to developing and commercializing its TCR-T therapy candidates, if approved, including sales strategy; estimates of the size of the addressable market for TScan’s TCR-T therapy candidates; TScan’s manufacturing capabilities and the scalable nature of its manufacturing process; TScan’s estimates regarding expenses, future milestone payments and revenue, capital requirements and needs for additional financing; TScan’s expectations regarding competition; TScan’s anticipated growth strategies; TScan’s ability to attract or retain key personnel; TScan’s ability to establish and maintain development partnerships and collaborations; TScan’s expectations regarding federal, state and foreign regulatory requirements; TScan’s ability to obtain and maintain intellectual property protection for its proprietary platform technology and its product candidates; the sufficiency of TScan’s existing capital resources to fund its future operating expenses and capital expenditure requirements; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of TScan’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and any other filings that TScan has made or may make with the SEC in the future. Any forward-looking statements contained in this presentation represent TScan’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, TScan explicitly disclaims any obligation to update any forward-looking statements.

TScan is a fully integrated, next-generation TCR-T cell therapy company

Clinical

HEME MALIGNANCY PROGRAM

- Designed to treat residual disease and prevent relapse in patients undergoing bone marrow transplant
- TSC-101 continues to be well-tolerated
- **Durable long-term data for TSC-101: 100% (2/2) of patients 3-years post-HCT** and **71% (5/7) of patients 2-years post-HCT** show **detectable TSC-101 cells** and **no evidence of disease** vs. 0% (0/3) and 43% (3/7), respectively, on the control arm.[1]
- **Treated 14 patients** using commercial-ready manufacturing process in Cohort C of ALLOHA trial with promising initial data that supports expected **launch of pivotal study** in Q2 2026
- **INDs** for **TSC-102-A01** and **TSC-102-A03 cleared** providing path to double addressable market. Phase 1 study expected to begin in **Q4 2026**

Preclinical

SOLID TUMOR PROGRAM

- TCR-Ts for PRAME and MAGE-A4 in preclinical development using an ***in vivo*-engineering** platform
- Recent FDA INTERACT feedback established a roadmap for filing INDs by mid-2027

Discovery

AUTOIMMUNITY PROGRAM

- Targets identified for systemic sclerosis, ulcerative colitis, ankylosing spondylitis, and birdshot uveitis[2]
- Novel targets leveraged to generate first-in-class T-cell depleting therapies
- Lead program in preclinical development for AS & spondyloarthropathies

$128.1M as of March 31, 2026 funds operations into H2 2027

TSCAN THERAPEUTICS

(1) Data as of June 8. 2026; (2) Weinheimer et al, and Pryor et al, presented at ACR Convergence 2025, abstracts 0888, 0997; IND: investigational new drug; AS = ankylosing spondylitis

3

Agenda

Overview of Heme Program and Manufacturing Update
Gavin MacBeath, Ph.D.

Updated Data from Cohort C of Phase 1 ALLOHA™ Trial
Gavin MacBeath, Ph.D., Ran Reshef, M.D., M.Sc.

Phase 3 Trial Design (ALLOHA-2)
Chrystal Louis, M.D., M.P.H.

Market Opportunity for TSC-101 and Follow-on Product Candidates
Gavin MacBeath, Ph.D., Ran Reshef, M.D., M.Sc.

Q&A Session
Gavin MacBeath, Dr. Reshef, Chrystal Louis, and Shrikanta Chattopadhyay, M.D.

TSCAN THERAPEUTICS

4

Heme Malignancies: Targeting residual disease to prevent relapse in patients undergoing allogeneic HCT

TScan is working to treat residual disease and prevent relapse in heme malignancies

Current Standard of Care	Allogeneic hematopoietic cell transplant (Allo-HCT) is the only potential cure for patients with AML and MDS
Unmet Medical Need	38-44% of patients relapse within two years following Allo-HCT with reduced intensity conditioning (RIC)*
TScan Approach	TCR-T cell therapy that targets antigens on patient cells, but not donor cells, to prevent relapse after transplant

TSC-101 is a TCR-T cell therapy designed to **eliminate residual cancer** and **prevent relapse** following Allo-HCT in HLA-A*02:01-positive patients

TSCAN THERAPEUTICS

* CIBMTR analysis of AML, ALL, MDS allogeneic transplants with reduced intensity conditioning (RIC) between 2017-2019 with 2-year follow-up



6

TSC-101 is a TCR-T cell therapy designed to eliminate residual cancer and prevent relapse following Allo-HCT


TSC-101 PATIENT
HA-2
positive
Cancer
cell
Normal
blood cell
Hematopoietic cell
transplant
Residual
cancer
TCR-T cell
infusion
HA-2
positive
HA-2
negative
Collection for
standard of care transplant
Stem
cells
TSC-101
TSC-101 DONOR
HA-2
negative
Stem
cell
T cell
TScan
TCR-T manufacturing
TSC-101
HA-2 TCR
T-cell

TSCAN THERAPEUTICS

7

Heme Program: TSC-101 Recap of ASH data

ALLOHA™, a multi-arm Phase 1 trial for TSC-101 in subjects with AML, ALL, and MDS (NCT05473910)


Manufacturing apheresis
TSC-101 Infusion 1
TSC-101 Infusion 2
Subject screening
Donor screening
HCT apheresis
Treatment Arm
Transplant + TSC-101
Day 0
Day +21
Day +61
Control Arm
Transplant alone
Pre-transplant screening
RIC
HCT
Endpoint and safety monitoring

Key eligibility criteria

- Age ≥18 years
- Undergoing first allo-HCT for ALL, AML, MDS
- Subject positive for HA-2 with a haploidentical HA-2 negative donor
- Eligible for RIC-HCT followed by PTCy for GvHD prophylaxis

Key endpoints

- Safety: Dose limiting toxicities, adverse events
- Efficacy
- Exploratory endpoints: Donor chimerism, minimal residual disease

TSCAN THERAPEUTICS

ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; GvHD, graft vs host disease; RIC-HCT, reduced intensity conditioning hematopoietic cell transplantation

9

Patients treated with TSC-101 have more durable remissions than control patients Control-1 Control-2 Control-3 Control-8 Control-5 Control-4 Control-6 Control-9 Control-10 Control-11 Control-12 Control-13 Control-14 Control-15 Control-16 Control-17 Control-18 Arm TSC-101 DL 1 TSC-101 DL2‡ TSC-101 DL2 TSC-101 DL3‡ TSC-101 DL3 TSC-101 DL3 TSC-101 DL3 TSC-101 DL3 TSC-101 DL3‡ TSC-101 DL3 TSC-101 DL3 TSC-101 DL3 TSC-101 DL3 ‡ TSC-101 DL3 TSC-101 DL4 ‡ TSC-101 DL3 TSC-101 DL4 ‡ TSC-101 DL4 ‡ TSC-101 DL4 Days post-HCT ‡Dose did not meet target dose criteria in supplemental cohorts MRD-positive MRD-negative MRD pending TSC-101 infusion Clinical intervention for concern for relapse Ongoing follow-up Death from relapse Death unrelated to relapse or TSC Relapse X X Pre-HCT MRD Control-19 Control-20 2 years 1 year 6 months 3 years p53mut p53mut p53mut p53mut p53mut p53mut p53mut p53mut X X X X X X X X TSC-101 subjects 2 of 2 (100%) remain relapse-free at 3 years 5 of 7 (71%) remain relapse-free at 2 years 12 of 17 (71%) were relapse-free at 1 year Data as of June 8, 2026 Control subjects 0 of 3 (0%) remain relapse-free at 3 years 3 of 7 (43%) remain relapse-free at 2 years 7 of 13 (54%) were relapse-free at 1 year p53mut X X X

ALLOHA™ Phase 1 data support launch of pivotal trial in Q2 2026

Attractive safety profile

Infusions with TSC-101 were **well-tolerated with no DLTs** and adverse events following HCT + TSC-101 were consistent with HCT alone*

Meaningful long-term benefit

More TSC-101-treated patients remain relapse-free >1-year post-HCT vs control arm#

- **100% (2/2)** vs 0% (0/3) on control arm **at 3-years**
- **71% (5/7)** vs 43% (3/7) on control arm **at 2-years**
- **71% (12/17)** vs 54% (7/13) on control arm **at 1-year**

Long-term persistence

TSC-101 identified in all treated patients, including those **3-years post HCT**

Reached agreement with FDA on pivotal trial design

TSCAN THERAPEUTICS

*Al-Malki et al, 2025 ASH Annual Meeting; DLT, dose limiting toxicity; RFS: relapse-free survival; OS: overall survival; HCT, hematopoietic cell transplantation; #Data as of June 8, 2026

11

Heme Program Update: Patients infused with TSC-101 manufactured with commercial ready process (Cohort C)

Optimized manufacturing process results in robust production with shorter time and lower COGs Phase 1 Process: 17 Days Commercial-ready Process: 12 Days Isolate PBMCs Electro-porate Activate T-cells Expand T-cells Harvest & Freeze Enrich TCR-T cells DAY 1 DAY 2 DAY 6 DAY 9 DAY 17 Isolate PBMCs Electro-porate DAY 1 Activate T-cells DAY 2 Expand & Enrich TCR-T cells DAY 6 Expand TCR-T cells Harvest & Freeze DAY 9 DAY 12 Expand TCR-T cells DAY 14 Drug selection Magnetic bead selection Inefficient step: >90% loss of TCR-T cells Highly efficient step: minimal loss of TCR-T cells

Patients are generally well balanced across arms, although Cohort C included a higher percentage of patients with MRD-positive disease prior to transplant TSC-101 Cohort A TSC-101 Cohort C Control Evaluable Subjects* 19 14 19 Age, Median years (Range) 65 (52-74) 68 (28-79) 66 (23-77) Sex, Male  13 (68%) 9 (64%) 9 (47%) Underlying Disease ALL  2 (11%) 1 (7%) 1 (5%) AML  13 (68%) 8 (57%) 10 (53%) MDS  4 (21%) 5 (36%) 8 (42%) TP53 mutated 6 (32%) 3 (21%) 4 (21%) MRD-positive pre-HCT  12 (63%) 9 of 12 (75%) 10 (53%) Donor type Haplo 19 (100%) 9 (64%) 18 (95%) MMUD -- 5 (36%) 1 (5%) Data as of May 20, 2026 *Subjects on the treatment arm who received ≥1 infusion of TSC-101 and on the control arm who reached Day 21 post-HCT; ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; Pre-HCT MRD, pre-hematopoietic cell transplantation minimal residual disease; Haplo, haploidentical donor; MMUD, mismatched unrelated donor Mixed chimerism post-HCT (~D21) 11 of 18 (61%) 12 of 14 (86%) 13 of 17 (76%)

TSC-101 continues to be well-tolerated in Cohort C    TSC-101 Cohort C n=14 Control* n=19  Treatment-emergent aGvHD (MAGIC)  2 (14%) 12 (63%)      Grade I 1 (7%) 6 (32%)      Grade II 1 (7%) 5 (26%) Grade III 0 1 (5%) Any Treatment-emergent cGvHD (NIH) 1 (7%) 2 (11%)      Mild  1 (7%) 1 (5%)      Moderate  0 1 (5%) Any CRS   8 (57%) 7 (37%)      Grade 1 - 2  8 (57%) 6 (32%)      Grade 3 - 4   0 1 (5%) Treatment-emergent CRS  1 (7%) 0      Grade 1 - 2  1 (7%) 0      Grade 3 - 4   0 0 Any ICANS   0 0      Treatment-emergent ICANS 0 0 * Control-arm patients enrolled concurrently with Cohort A and therefore with longer duration on study vs Cohort C GvHD, graft-versus-host disease; ICANS, Immune effector cell associated neurotoxicity syndrome; CRS, Cytokine release syndrome Safety has been consistent with Cohort A One case of acute respiratory distress syndrome (ARDS) with TSC-101 G4 ARDS 13 days after infusion #1 in patient with G4 kidney injury and HHV6 encephalitis after transplant. Case reviewed by SRC and no changes recommended Two cases of acute graft vs host disease (aGvHD) 1 Grade I and 1 Grade II events One case of CRS reported after TSC-101 infusions Grade 1 event and resolved Data as of May 20, 2026

TSC-101 is designed to eliminate residual cancer and prevent relapse following Allo-HCT Residual cancer cell (HA-2 positive) Residual nonmalignant cell (HA-2 positive) Normal, donor-derived blood cell (HA-2 negative) Post-transplant patient TCR-T cell infusion TSC-101 T-cell HA-2 TCR TSC-101

Donor chimerism serves as an early surrogate of efficacy Malignant, patient-derived blood cell Nonmalignant, patient-derived blood cell Normal, donor-derived blood cell Post-transplant patient Normal, donor-derived blood cell Complete donor chimerism (low risk of relapse1,2) Mixed donor chimerism (increased risk of relapse1,2) 1. Lindhal, Bone Marrow Transpl, 2022 2. Ciurea, Al Malki, Blood Rev, 2023

Patients with complete donor chimerism using NGS chimerism assay at two months post-transplant have a low probability of relapse Data on file; Data as of May 19, 2026 Chimerism status of initial ALLOHA patients at 2 months post-transplant predicts probability of relapse (HR 10.2) Mixed donor chimerism Complete donor chimerism Probability of relapse Time post-transplant (Days) NGS, investigational next-generation sequencing assay (Alloheme)

All but one patient in Cohort C (93%) responded to TSC-101 with decreasing recipient chimerism % recipient chimerism % recipient chimerism Donor chimerism results using investigational next-generation sequencing assay (Alloheme) with data cut-off of 0.2% at indicated times post-transplant (# ± 3 days) Assay cut-off 0.2% Patient 1 p53-AML Dose level 4 Patient 2 MDS Dose level 4 Patient 3 MECOM-AML Dose level 3 Patient 4 AML Dose level 4 Patient 5 p53-ALL Dose level 4 Patient 6 p53-MDS Dose level 4 Patient 7 AML Dose level 4 Patient 8 MDS Dose level 4 Patient 9 AML Dose level 4 Patient 10 MDS Dose level 4 Patient 11 AML Dose level 4 Patient 12 AML Dose level 4 Patient 13 MDS Dose level 4 Patient 14 AML Dose level 4 TSC-101 infusion

04-022 07-012 13-014 14-003 25-016 13-016 14-004 13-018 13-021 07-013 16-003 27-004 13-017 13-019 04-022 07-012 13-014 14-003 25-016 13-016 14-004 13-018 13-021 07-013 27-004 16-003 13-017 13-019 1 2 3 4 5 6 7 8 9 10 11 12 13 14 11 of 14 patients achieved complete donor chimerism within ~3 weeks of receiving first infusion of TSC-101 DL4 DL4 DL3 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 Haplo Haplo MMUD Haplo Haplo MMUD Haplo MMUD MMUD Haplo Haplo Haplo MMUD Haplo AML-p53 MDS AML AML ALL-p53 MDS-p53 AML MDS AML MDS AML AML MDS AML Prior to infusion × × × ✓ × × × × × × × × × ✓ Day 35/42 ✓ × ✓ ✓ × ✓ ✓ ✓ ✓ × ✓ × ✓ ✓ Day 56/63 ✓ × ✓ ✓ ✓ ✓ ✓ ✓ Day 77/84 ✓ ✓ ✓ × ✓ ✓ ✓ Day 105 ✓ ● × Day 133 ✓ × Day 180 ✓ Time post HCT# Donor chimerism results using investigational NGS assay (Alloheme) with data cut-off of 0.2% at indicated times post-HCT (#± 3 days); ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; Haplo, haploidentical donor; MMUD, mismatched unrelated donor TSC-101 infusion Complete donor chimerism Mixed donor chimerism × ✓ ● Non-relapse death ● Relapse Relapse death Data as of June 8, 2026

04-022 07-012 13-014 14-003 25-016 13-016 14-004 13-018 13-021 07-013 16-003 27-004 13-017 13-019 04-022 07-012 13-014 14-003 25-016 13-016 14-004 13-018 13-021 07-013 27-004 16-003 13-017 13-019 1 2 3 4 5 6 7 8 9 10 11 12 13 14 11 of 14 patients achieved complete donor chimerism within ~3 weeks of receiving first infusion of TSC-101 DL4 DL4 DL3 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 Haplo Haplo MMUD Haplo Haplo MMUD Haplo MMUD MMUD Haplo Haplo Haplo MMUD Haplo AML-p53 MDS AML AML ALL-p53 MDS-p53 AML MDS AML MDS AML AML MDS AML Prior to infusion × × × ✓ × × × × × × × × × ✓ Day 35/42 ✓ × ✓ ✓ × ✓ ✓ ✓ ✓ × ✓ × ✓ ✓ Day 56/63 ✓ × ✓ ✓ ✓ ✓ ✓ ✓ Day 77/84 ✓ ✓ ✓ × ✓ ✓ ✓ Day 105 ✓ ● × Day 133 ✓ × Day 180 ✓ Time post HCT# Donor chimerism results using investigational NGS assay (Alloheme) with data cut-off of 0.2% at indicated times post-HCT (#± 3 days); ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; Haplo, haploidentical donor; MMUD, mismatched unrelated donor TSC-101 infusion Complete donor chimerism Mixed donor chimerism × ✓ ● Non-relapse death ● Relapse Relapse death Data as of June 8, 2026 2 of the remaining 3 patients had improving chimerism following infusion with TSC-101, approaching complete donor chimerism Patient who received dose level 3 showed stabilization of chimerism following third infusion

Patient with incomplete chimerism at day 105 showed stabilization following third infusion

Time post HCT#	1	2	3	4	5	6	7	8	9	10	11	12	13	14
	DL4 Haplo AML-p53	DL4 Haplo MDS	DL3 MMUD AML	DL4 Haplo AML	DL4 Haplo ALL-p53	DL4 MMUD MDS-p53	DL4 Haplo AML	DL4 MMUD MDS	DL4 MMUD AML	DL4 Haplo MDS	DL4 Haplo AML	DL4 Haplo AML	DL4 MMUD MDS	DL4 Haplo AML
Prior to infusion	✗ ◆	✗	✗ ◆	✓ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✓ ◆
Day 35/42	✓	✗	✓	✓	✗	✓	✓	✓	✓	✗	✓	✗	✓	✓
Day 56/63	✓ ◆	✗ ◆	✓ ◆	✓ ◆		✓ ◆	✓ ◆	✓ ◆	✓ ◆	◆	◆			
Day 77/84	✓	✓	✓		✗ ◆	✓	✓	✓						
Day 105	✓	●	✗ ◆											
Day 133	✓		✗											
Day 180	✓													

- MECOM-rearranged AML, a rare but aggressive subset (~2% of AML, <10% survival[1])
- MRD-positive prior to transplant and MRD-positive 3 weeks post-HCT (before first infusion)



Recipient chimerism
Infusion 1
Infusion 2
Infusion 3
% recipient chimerism
6
4
2
0.2
Baseline
D42
D63
D84
D105
D124
D148
Time post-HCT (days)

- Patient received dose level 3 and initially achieved complete donor chimerism
- Following third infusion, increasing chimerism stabilized but did not convert to complete donor chimerism

TSCAN THERAPEUTICS

Donor chimerism results using investigational NGS assay (Alloheme) with data cut-off of 0.2% at indicated times post-HCT (# ± 3 days); ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; Haplo, haploidentical donor; MMUD, mismatched unrelated donor; Post-HCT, post-hematopoietic cell transplant; NGS, next-generation sequencing;
[1]Joshi U, Shallis RM. Hematol Rep. 2025 Oct 31;17(6):59. doi: 10.3390/hematolrep17060059

Data as of June 8, 2026

22

Patient with increasing recipient chimerism shows no morphologic evidence of disease by bone marrow biopsy

Time post HCT[#]	1	2	3	4	5	6	7	8	9	10	11	12	13	14
	DL4	DL4	DL3	DL4	DL4	DL4	DL4	DL4	DL4	DL4	DL4	DL4	DL4	DL4
	Haplo	Haplo	MMUD	Haplo	Haplo	MMUD	Haplo	MMUD	MMUD	Haplo	Haplo	Haplo	MMUD	Haplo
	AML-p53	MDS	AML	AML	ALL-p53	MDS-p53	AML	MDS	AML	MDS	AML	AML	MDS	AML
Prior to infusion	✗ ◆	✗	✗ ◆	✓ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✓ ◆
Day 35/42	✓	✗	✓	✓	✗	✓	✓	✓	✓	✗	✓	✗	✓	✓
Day 56/63	✓ ◆	✗ ◆	✓ ◆	✓ ◆		✓ ◆	✓ ◆	✓ ◆	✓ ◆	◆	◆			
Day 77/84	✓	✓	✓		✗ ◆	✓	✓	✓						
Day 105	✓	●	✗ ◆											
Day 133	✓		✗											
Day 180	✓													


Recipient chimerism
% recipient chimerism
10
8
6
4
2
Infusion 1
0.2
Baseline
D42
Time post-HCT (days)

- Bone marrow biopsy at day 68 showed no morphologic or cytogenetic evidence of disease; NGS pending

TSCAN THERAPEUTICS

Donor chimerism results using investigational NGS assay (Alloheme) with data cut-off of 0.2% at indicated times post-HCT (# ± 3 days); ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; Haplo, haploidentical donor; MMUD, mismatched unrelated donor; Post-HCT, post-hematopoietic cell transplant; NGS, next-generation sequencing

Data as of June 8, 2026

23

Patient with p53-mutated ALL shows steady decrease in recipient chimerism



1 2 3 4 5 6 7 8 9 10 11 12 13 14
DL4 DL4 DL3 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4
Haplo Haplo MMUD Haplo Haplo MMUD Haplo MMUD MMUD Haplo Haplo Haplo MMUD Haplo
AML-p53 MDS AML AML ALL-p53 MDS-p53 AML MDS AML MDS AML AML MDS AML
Time post HCT#
Prior to infusion
Day 35/42
Day 56/63
Day 77/84
Day 105
Day 133
Day 180

ALL is not included in Phase 3 protocol



Recipient chimerism
% recipient chimerism
6
4
2
Infusion 1
Infusion 2
0.2
Baseline
D42
D84
Time post-HCT (days)

- Progressive decrease in recipient chimerism at each time point prior to second infusion

TSCAN THERAPEUTICS

Donor chimerism results using investigational NGS assay (Alloheme) with data cut-off of 0.2% at indicated times post-HCT (# ± 3 days); ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; Haplo, haploidentical donor; MMUD, mismatched unrelated donor; Post-HCT, post-hematopoietic cell transplant; NGS, next-generation sequencing

Data as of June 8, 2026

24

Patient with high recipient chimerism post-transplant shows dramatic reduction following first infusion of TSC-101

Time post HCT[#]	1	2	3	4	5	6	7	8	9	10	11	12	13	14
	DL4	DL4	DL3	DL4	DL4	DL4	DL4	DL4	DL4	DL4	DL4	DL4	DL4	DL4
	Haplo	Haplo	MMUD	Haplo	Haplo	MMUD	Haplo	MMUD	MMUD	Haplo	Haplo	Haplo	MMUD	Haplo
	AML-p53	MDS	AML	AML	ALL-p53	MDS-p53	AML	MDS	AML	MDS	AML	AML	MDS	AML
Prior to infusion	✗ ◆	✗	✗ ◆	✓ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✗ ◆	✓ ◆
Day 35/42	✓	✗	✓	✓	✗	✓	✓	✓	✓	✗	✓	✗	✓	✓
Day 56/63	✓ ◆	✗ ◆	✓ ◆	✓ ◆		✓ ◆	✓ ◆	✓ ◆	✓ ◆	◆	◆			
Day 77/84	✓	✓	✓		✗ ◆	✓	✓	✓						
Day 105	✓	●	✗ ◆											
Day 133	✓		✗											
Day 180	✓													



Recipient chimerism
Infusion 1
% recipient chimerism
8
6
4
2
0.2
Baseline
D42
Time post-HCT (days)

- Dramatic decrease in recipient chimerism three weeks after first infusion
- Chimerism just above assay cutoff of 0.2%

TSCAN THERAPEUTICS

Donor chimerism results using investigational NGS assay (Alloheme) with data cut-off of 0.2% at indicated times post-HCT (# ± 3 days); ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; Haplo, haploidentical donor; MMUD, mismatched unrelated donor; Post-HCT, post-hematopoietic cell transplant; NGS, next-generation sequencing

Data as of June 8, 2026

25

No patients in Cohort C have relapsed to date, with higher rates of complete donor chimerism compared to control-arm patients Cohort A Cohort C Control Immediately post-HCT 37% (7/19) 14% (2/14) 24% (4/17) ~3 weeks after infusion 1 79% (15/19) 79% (11/14) 61% (11/18)# ~3 weeks after infusion 2 73% (11/15)† 100% (5/5)* 53% (9/17)# % Patients with complete donor chimerism Post-HCT, post-hematopoietic cell transplant Data as of June 8, 2026 † 15/19 patients received two or more infusions of TSC-101; Of the 4 patients that only received one infusion, 3 achieved and maintained complete donor chimerism within 3 weeks of receiving their infusion * Patient receiving dose level 3 subsequently showed mixed donor chimerism # For the control arm, day 35/42 and day 77/84 were deemed the comparable time points to ~3 weeks post first and second infusions of TSC-101

TSC-101 in Cohort C continues to show high levels of circulating TCR-T cells TSC-101 in Cohort C TSC-101 in Cohort A TSC-101 levels following first infusion Time following first infusion (days) Data on file; Data as of June 8, 2026

TSC-101 in Cohort C shows higher markers of proliferation, activation, and cytotoxicity than in Cohort A

Ki67 (proliferation) is higher in Cohort C


2hr
D7
***
**
100
80
60
40
20
0
% of TSC
Process A
Process C

CD28 (activation) is higher in Cohort C


2hr
D7
****
*
100
80
60
40
20
0
% of TSC
Process A
Process C

Granzyme B (cytotoxicity) is higher 7 days post infusion in Cohort C


2hr
D7
**
100
80
60
40
20
0
% of TSC
Process A
Process C

TSCAN THERAPEUTICS

Data on file; Data as of June 8, 2026

28

All but one patient in Cohort C (93%) responded to TSC-101 with decreasing recipient chimerism % recipient chimerism % recipient chimerism Donor chimerism results using investigational next-generation sequencing assay (Alloheme) with data cut-off of 0.2% at indicated times post-transplant (# ± 3 days) Assay cut-off 0.2% Patient 1 p53-AML Dose level 4 Patient 2 MDS Dose level 4 Patient 3 MECOM-AML Dose level 3 Patient 4 AML Dose level 4 Patient 5 p53-ALL Dose level 4 Patient 6 p53-MDS Dose level 4 Patient 7 AML Dose level 4 Patient 8 MDS Dose level 4 Patient 9 AML Dose level 4 Patient 10 MDS Dose level 4 Patient 11 AML Dose level 4 Patient 12 AML Dose level 4 Patient 13 MDS Dose level 4 Patient 14 AML Dose level 4 TSC-101 infusion

Heme Program: Review of Cohort C Data

Patients are generally well balanced across arms, although Cohort C included a higher percentage of patients with MRD-positive disease prior to transplant TSC-101 Cohort A TSC-101 Cohort C Control Evaluable Subjects* 19 14 19 Age, Median years (Range) 65 (52-74) 68 (28-79) 66 (23-77) Sex, Male  13 (68%) 9 (64%) 9 (47%) Underlying Disease ALL  2 (11%) 1 (7%) 1 (5%) AML  13 (68%) 8 (57%) 10 (53%) MDS  4 (21%) 5 (36%) 8 (42%) TP53 mutated 6 (32%) 3 (21%) 4 (21%) MRD-positive pre-HCT  12 (63%) 9 of 12 (75%) 10 (53%) Donor type Haplo 19 (100%) 9 (64%) 18 (95%) MMUD -- 5 (36%) 1 (5%) Data as of May 20, 2026 *Subjects on the treatment arm who received ≥1 infusion of TSC-101 and on the control arm who reached Day 21 post-HCT; ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; Pre-HCT MRD, pre-hematopoietic cell transplantation minimal residual disease; Haplo, haploidentical donor; MMUD, mismatched unrelated donor Mixed chimerism post-HCT (~D21) 11 of 18 (61%) 12 of 14 (86%) 13 of 17 (76%)

04-022 07-012 13-014 14-003 25-016 13-016 14-004 13-018 13-021 07-013 16-003 27-004 13-017 13-019 04-022 07-012 13-014 14-003 25-016 13-016 14-004 13-018 13-021 07-013 27-004 16-003 13-017 13-019 1 2 3 4 5 6 7 8 9 10 11 12 13 14 11 of 14 patients achieved complete donor chimerism within ~3 weeks of receiving first infusion of TSC-101 DL4 DL4 DL3 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 DL4 Haplo Haplo MMUD Haplo Haplo MMUD Haplo MMUD MMUD Haplo Haplo Haplo MMUD Haplo AML-p53 MDS AML AML ALL-p53 MDS-p53 AML MDS AML MDS AML AML MDS AML Prior to infusion × × × ✓ × × × × × × × × × ✓ Day 35/42 ✓ × ✓ ✓ × ✓ ✓ ✓ ✓ × ✓ × ✓ ✓ Day 56/63 ✓ × ✓ ✓ ✓ ✓ ✓ ✓ Day 77/84 ✓ ✓ ✓ × ✓ ✓ ✓ Day 105 ✓ ● × Day 133 ✓ × Day 180 ✓ Time post HCT# Donor chimerism results using investigational NGS assay (Alloheme) with data cut-off of 0.2% at indicated times post-HCT (#± 3 days); ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; Haplo, haploidentical donor; MMUD, mismatched unrelated donor TSC-101 infusion Complete donor chimerism Mixed donor chimerism × ✓ ● Non-relapse death ● Relapse Relapse death Data as of June 8, 2026

Heme Phase 3 trial design Targeting residual disease to prevent relapse in patients undergoing allogeneic HCT

Pivotal trial design for TSC-101 uses a biologically-assigned control arm to support relapse-free survival as the primary endpoint

- Agreement reached with the FDA to use a **pivotal trial design that mirrors the ALLOHA™ Phase 1 trial**
- All patients that are eligible for TSC-101 will be assigned to the investigational arm
- Trial **powered at 85% for a Hazard ratio of 0.52** with readout at 25 months (no interim analysis), **n= ~150/arm**

Study Population

- AML or MDS
- Age $\geq$ 18 years
- Undergoing first allo-HCT
- Eligible for reduced intensity conditioning (RIC)

Key Endpoints

- **Primary Endpoint**: RFS
- Key Secondary Endpoint: OS, EFS

Biological assignment

Investigational Arm

A*02:01-positive subject
with A*02-negative donor

Control Arm

A*02:01-negative subject
or
A*02:01-positive subject with
no available mismatched donor

RIC-based transplant

Two infusions of TSC-101

TSCAN THERAPEUTICS

AML: Acute myeloid leukemia; MDS: Myelodysplastic syndromes; Allo-HCT: Allogeneic hematopoietic cell transplantation; RIC: Reduced intensity conditioning; RFS: Relapse-free survival; OS: Overall survival; EFS: event free survival

34

Important protocol modifications from Phase 1 to Phase 3 study

	Phase 1	Phase 3
Population	**AML, ALL, MDS**	**AML, MDS**
Donor Type	Haplo in Cohort A; Haplo and MMUD enrolled in Cohort C	Haplo and MMUD
Enrollment Ratio	Treatment:Control ~1:1	Treatment:Control 1:1 with flexibility up to ~1.5:1
Enrollment Stratification	**No balancing**	**Disease type & poor prognostic genotype***
Clinical Eligibility	**Transplant-eligible**	**AML in CR1, CR2 or <5% blasts; MDS <10% blasts**
Maintenance Medications	IDH1/2, FLT3, BCR-ABL TKIs delayed use in both arms; HMAs restricted	IDH1/2 & FLT3-Is at any time; Menin inhibitors and HMA's delayed for tx arm; all prespecified
Relapse Definitions	Physician Specified	ELN 2022 (AML), modified R-IWG 2023 (MDS) or cytogenetic relapse

TSCAN THERAPEUTICS

*Any TP53, inversion 3, or t(3;3) participant; ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; Haplo, haploidentical donor; MMUD, mismatched unrelated donor; CR, complete response; IDH, isocitrate dehydrogenase; FLT3, FMS-like tyrosine kinase 3; BCR-ABL, breakpoint cluster region-Abelson; TKI, tyrosine kinase inhibitors; HMAs, hypomethylating agents; Is, inhibitors; Tx, treatment arm; ELN, European LeukemiaNet; R-IWG, revised international working group

35

Strategies developed to achieve balance between treatment and control arms

Goal: Balanced enrollment of high-risk vs. intermediate/low risk subjects between treatment and control arms

Methods to Achieve Balance

Enrollment
Stratification by disease type and poor prognostic genotype status*
Regular tracking and review with PIs
Pausing enrollment in a stratum^

Statistical
Separate models per disease type
Use of non-parametric models (Cox proportional hazard)
Conservatively powered study

TSCAN THERAPEUTICS

*Any TP53, inversion 3, t(3;3) participant; ^ Strata include disease (AML, MDS) and risk status

36

US geographical footprint ensures appropriate patient access to treatment ~120 centers conduct allo-HCT 21 sites in Phase 1 clinical trial 30 sites in Phase 3 trial ATCs Color Coded by Category: Current clinical trial sites Potential additional sites for pivotal Potential additional sites for commercial ATC, authorized treatment center; Allo-HCT, allogenic hematopoietic cell transplant

Heme program: HLA and indication expansion

CD45 is a lineage-specific antigen with expression in all hematopoietic cells, including HSCs CD45 is a large protein with many well-known epitopes for high frequency HLAs Antigen-negative donors will be selected by mismatching on HLA (using haploidentical and MMUD donors) TCRs for additional HLA types will target epitopes on CD45, a universal source of antigens for heme malignancies CD45 has high and uniform expression in AML and ALL AML ALL -2 0 2 4 6 8 10 log2(TPM+0.001) Source: TCGA HA-2 HA-2 CD45 CD45 TSC-102 TCRs target CD45 antigens presented on patient but not donor HLAs PATIENT DONOR CD45 antigen HLA-A*03:01 positive CD45 antigen HLA-A*03:01 negative Stem cell T cell Cancer cell Normal blood cell Data on file ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; HLA, human leukocyte antigen; HSC, hematopoietic stem cells; MMUD, mismatched unrelated donor

INDs cleared for TSC-102-A03 and TSC-102-A01; Phase 1 planned for Q4 2026 Indications AML, ALL, MDS Non-Hodgkin Lymphoma Study Characteristics Dose escalation RIC or MAC Haplo or MMUD Study expands the heme program Two additional HLA types MAC conditioning ALL and Non-Hodgkin Lymphoma in addition to AML and MDS ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; RIC, reduced intensity conditioning; MAC, myeloablative conditioning; HLA, human leukocyte antigen; Haplo, haploidentical donor; MMUD, mismatched unrelated donor; HCT, hematopoietic cell transplant; PTCy, post-transplant cyclophosphamide

Continuous data read-outs over the next two years provides clinical de-risking

- ALLOHA-2 Phase 3 trial will take ~2 years, with a topline readout targeted for mid-2028
- Cohort C uses the same manufacturing process as the ALLOHA-2 Phase 3 trial, and is expected to provide supportive data flow throughout the duration of the pivotal study
- TSC-102 Phase 1 trial is expected to provide insight into market expansion opportunities



Cohort C early data
ALLOHA-2 Ph3 trial initiation
2Q26
TSC-102 Ph1 trial initiation
Update on Cohort C data
2H26
Initial data from TSC-102
Update on Cohort C data
1H27
1-year data from TSC-102
Update on Cohort C data
2H27
ALLOHA-2 Ph3 topline readout
Mid-2028

TSCAN THERAPEUTICS

41

Market opportunity

TSC-101 is incorporated seamlessly into current transplant journey



HLA A*02:01-positive
(HA-2-positive)
*
*
Patient identification
Day -10 to -1
Reduced Intensity
Conditioning
Day 0
HCT transplant
with donor stem cells
Day 21
Infusion 1
with engineered T cells
Day 61
Infusion 2
with engineered T cells
Follow up
HLA A*02-negative
(HA-2-negative)
Donor apheresis 1: T-cells
Donor apheresis 2: Stem cells

- Referral to existing transplant centers is current standard of care
- Patient and donor pairing conducted through standard HLA testing
- Flexibility for inpatient/outpatient infusion(s)
- Product manufacturing is completed well before planned infusion on Day 21

TSCAN THERAPEUTICS

* Infusion 1 & 2 site of care (inpatient vs outpatient) determined by administering physician. Infusion 1 may be given upon engraftment and between days 14-35 post transplant, infusion 2 would be administered about 40 days after infusion 1.

43

At launch, ~2,350 patients will qualify for TSC-101 in the U.S. based on HLA type

Addressable U.S. Patient Population

~7,000 AML/MDS patients estimated to undergo Allo HCT in **2029***

2,940 HLA-A*02:01 positive patients (42%)

2,350 with A*02-negative donor (80%)

Requires transplant with reduced intensity conditioning and haplo/MMUD donor

TSCAN THERAPEUTICS

Sources: Spellman SR, Xu K, Oloyede T, Ahn KW, Akhtar O, Bolon YT, Broglie L, Bloomquist J, Bupp C, Chen M, Devine SM, El-Jurdi N, Hamadani M, Hengen M, Huppler AH, Jaglowski S, Kuxhausen M, Lee SJ, Moskop A, Page KM, Pasquini MC, Perez W, Phelan R, Rizzo D, Saber W, Stefanski HE, Steinert P, Tuschl E, Visotcky A, Vogel R, Auletta JJ, Shaw BE, Allbee-Johnson M. Current activity trends and outcomes in hematopoietic cell transplantation and cellular therapy - A report from the CIBMTR. Transplant Cell Ther. 2025 Aug;31(8):505-532. doi:10.1016/j.jtct.2025.05.014. Epub 2025 May 19. PMC12302970. Analyses from NMDP, allelefrequencies.net, ClearView Independent Analysis; Note: Addressable patient estimates based on future preference for RIC over MAC and use of haplo/MMUD transplants over MUD to enable TSC-101 eligibility. Allo HCT: allogeneic hematopoietic cell transplant; Haplo, haploidentical donor; MMUD: mismatched unrelated donor.

44

Market opportunity based on current transplant practice Reduced intensity conditioning (RIC) Myeloablative conditioning (MAC) 4% 18% 45% 33% Haploidentical and mismatched unrelated donors (MMUDs) Matched unrelated donors (MUDs) Matched related donors (MRDs) Other 66% 34% Total transplants: ~2,350 per year Current practice Assumes no change in clinical practice between 2023 and 2029 Source: CIBMTR 2023

Expansion opportunity 1: Positive data expected to induce changes in clinical practice over time that increase the on-label use of TSC-101 Total transplants: ~2,350 per year Reduced intensity conditioning (RIC) Myeloablative conditioning (MAC) 4% 63% 33% Haploidentical and mismatched unrelated donors (MMUDs) Matched donors (related and unrelated) Other 66% 34% Potential market opportunity Use of haplo/MMUD donors and RIC is naturally increasing; TSC-101 should further catalyze this trend Source: CIBMTR 2023

Positive data expected to increase use of RIC and haplo/MMUD donors # of addressable patients (US) Source: SEER, CIBMTR, EBMT, APBMT; RIC, reduced intensity conditioning; Haplo, haploidentical donor; MMUD, mismatched unrelated donor TSC-101 7,000 6,000 0 5,000 1,000 2,000 3,000 4,000 700 - 2,000

Expansion opportunity 2: Increased use of transplant provides a way to reach over 2,800 AML and MDS patients per year in the U.S. # of addressable patients (US) Source: SEER, CIBMTR, EBMT, APBMT; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes TSC-101 Transplant expansion +44% 7,000 6,000 0 5,000 1,000 2,000 3,000 4,000 700 - 2,000 Expansion driven by increased rate of transplant in AML and MDS: + ~12% for AML + ~9% for MDS ClearView analysis 1,008 - 2,880

Expansion opportunity 3: Products that address additional HLAs more than double the potential patient population # of addressable patients (US) Source: SEER, CIBMTR, EBMT, APBMT; HLA, human leukocyte antigen TSC-101 Transplant expansion 1,008 - 2,880 +44% 7,000 6,000 0 5,000 1,000 2,000 3,000 4,000 700 - 2,000 HLA expansion 2,087 - 5,962 +107% Accounts for overlap in addressable patient populations Assumes 85% probability of finding a mismatched donor TSC-102-A01 A*01:01 24% TSC-102-A03 A*03:01 22% TSC-102-A24 A*24:02 17% Candidate HLA type Frequency TSC-101 A*02:01 42% Total HLA total 82% Expansion driven by TSC-102 HLA-A*03:01 HLA-A*01:01 HLA-A*24:02

Q&A

Appendix

Heme Program: TSC-101 Cohort A chimerism data

TSC-101 continues to show strong activity by chimerism assays


TSC-101 Treatment-arm subjects
Control-arm subjects
Time post HCT#
DL1 DL2‡ DL2 DL3‡ DL3 DL3 DL3 DL3 DL3‡ DL3 DL3 DL3 DL3‡ DL3 DL4‡ DL3 DL4‡ DL4‡ DL4
MDS AML B-ALL B-ALL MDS AML AML MDS AML AML AML AML MDS AML AML AML AML MDS AML
C1 C2 C3 C4 C5 C6 C7 C8 C9 C10 C11 C12 C13 C14 C15 C16 C17 C18 C19 C20
MDS MDS MDS AML AML AML AML AML AML MDS MDS AML AML AML AML ALL MDS AML MDS MDS
Day 21/28
Day 42
Day 56
Day 77
Day 105
Day 133
Day 161
Day 228
Day 318
Day 388
2 year
Manufacturing challenges
• 4/6 lots had insufficient cells for DL4
• 2/6 lots required >17 days
TSC-101 Infusion
Complete donor chimerism
Mixed donor chimerism
Clinical intervention for increasing mixed chimerism
Relapse
Death from relapse
Death unrelated to relapse or TSC

Donor chimerism results using investigational NGS assay (Alloheme) with cutoff of 0.2% or the short tandem repeat (STR) with LOD of 1-2% in patients at indicated times post-HCT; # ± 3 days;
‡Dose did not meet target dose criteria; DL, dose level; ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes

TSCAN THERAPEUTICS

Data as of June 5, 2026

53

Market opportunity

Relapse prevention in heme malignancies: a compelling opportunity Targeted Patient Population Clinical De-risking First-Mover Advantage Clear unmet need Able to target transplant centers where AML/MDS patients are treated TSC-101 is the first and only current product candidate designed to treat relapse in post-transplant setting entering a pivotal study Pricing Strength Targeting price range similar to commercial cell therapy products Validation from preliminary conversations with payers Demonstrated safety and efficacy from Phase 1 study Cohort C is expected to provide insight to Phase 3 pivotal trial progress ahead of topline data Expansion Opportunities TSC-101 targets HLA present in over 40% of US patient population Addition of TSC-102 more than doubles addressable patient population AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; HLA, human leukocyte antigen

US geographical footprint ensures appropriate patient access to treatment ~120 centers conduct allo-HCT 21 sites in Phase 1 clinical trial 30 sites in Phase 3 trial Targeting 40 ATCs at launch ATCs Color Coded by Category: Current clinical trial sites Potential additional sites for pivotal Potential additional sites for commercial 90% of addressable patients will have access to an ATC within 250 miles of home ATC, authorized treatment center; Allo-HCT, allogenic hematopoietic cell transplant

Success of novel therapies increases the number of patients that may become eligible for transplant

Disease progression	Induction	Consolidation or R/R and Bridging →	Transplant	Relapse Prevention
Cell Therapies		~40 clinical programs	~3 clinical programs (Orca, ExCellThera, SMART Immune)	3 active programs (TScan, BlueSphere Bio, In8Bio)
				Maintenance
Other Therapies*		~135 clinical programs	1 clinical program	~8 clinical programs

R/R: Relapsed or refractory; Source: Beacon Cell Therapy Database, Evaluate Database, Company websites, corporate decks, and PRs; *Includes TKIs, HMAs, ADCs, BiTEs in the clinic with some indication of ongoing activity

57

More patients can receive TSC-101 based on increased use of transplant

		HCT Rate	
AML	18%	→ +12%	30%
MDS	15%	→ +9%	24%

Barrier to HCT	Drivers of change in HCT Rate
Unable to achieve remission	Novel treatments increase the number of patients in remission and eligible for HCT
Patients with high risk of relapse don't go to transplant	Physicians are more likely to perform HCTs in **high-risk patients** as they gain confidence that TSC-101 will resolve residual disease post-transplant

TSCAN THERAPEUTICS

Physician hesitance around RIC is in part driven by data demonstrating higher relapse rates and lower overall survival in MRD+ patients receiving RIC (Hourigan. J Clin Oncol. 2020); Source: Physician Interviews; ClearView Analysis; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; HCT, hematopoietic cell transplantation; RIC, reduced intensity conditioning; MRD, minimal residual disease

58

TSC-101 is positioned in the U.S. for expected pricing between $650K and $750K by 2029

Payer insights:

- Payer access remains steady between $650K and $750K
- Commercial payers may apply policy restrictions above $700K, including medical exceptions

Oncologist insights:

- High unmet need in relapse prevention for AML, MDS patients
- Expect to prescribe TSC-101 to ≥70% of AML, MDS eligible patients

ATC leader insights:

- No ATC policy exclusions expected up to $700K
- ATCs would restrict access by 20% at a price of >$900K

Volume tradeoffs for TSC-101
(Volume indexed to 100%)



Indexed volume
100%
80%
60%
40%
20%
0%
100%
100%
98%
97%
94%
94%
94%
100%
100%
100%
96%
89%
94%
79%
89%
87%
78%
62%
60%
58%
Utilization (indexed) impact of:
Payer access
Institutional access
ATC price-utilization (avg.) (considering both ATC oncologists and leaders)
WAC
$400K
$500K
$600K
$700K
$800K
$900K
$1M

TSCAN THERAPEUTICS

Source: Simon-Kucher. Total ATC respondents (N=16), including 6 ATC Leaders and 10 ATC Oncologists. ALL: Acute lymphoblastic leukemia; AML: Acute myeloid leukemia; ATC: Authorized treatment center; CoT: Course of treatment; MDS: Myelodysplastic syndrome; WAC: Wholesale acquisition cost. Simon-Kucher | TScan | Early US P&MA assessment for TSC-101 in AML, MDS, and ALL | Final Report | September 5, 2025

59

Solid Tumors Developing in vivo-engineered multiplex TCR-T therapy to overcome tumor heterogeneity

Lentivirus Lentiviral in vivo technology addresses the key challenges of autologous TCR-T In vivo engineering solves the key challenges of autologous TCR-T approaches Lymphodepletion is not required Off-the-shelf (no patient-specific manufacturing); lentivirus prepared in large batches with significantly reduced COGS No vein-to-vein time Promising early clinical data from in vivo CAR-T therapy In vivo lentiviral approach offers potential for long-term response Modified lentiviruses specifically target T-cells in vivo and enable permanent integration of genetic cargo Engineered T-cells express a cancer-specific TCR and form memory cells, driving long term anti-cancer activity T cell COGS, cost of goods

MAGE-A4 TCR delivered in vivo with targeted LVVs illustrate tumor clearance in PBMC engrafted mice implanted with NSCLC solid tumor cell line Implant Tumor Day 14 Day 0 Day 13 NCG, MHC DKO mice Readout: Tumor volume Dose with LVV Engraft PBMCs (1x10M) Day 50 Day 21 Dose with ex vivo TCR-T (2x20M >90% TCR-T purity) Comparator Ex vivo TCR-T LVV test conditions MAGE-A4-expressing NSCLC tumor model was adapted for human PBMC co-engraftment In vivo engineered TCR-T cells illustrate tumor clearance in NSCLC tumor model Data on file LVV, lentiviral vector; NSCLC, non-small cell lung cancer; PBS, phosphate buffered saline; PBMC, peripheral blood mononuclear cells

Autoimmunity Deploying TargetScan platform to discover novel T-cell targets in autoimmune disorders

Ankylosing spondylitis (AS) is a debilitating autoimmune disorder strongly driven by T-cells but with a poorly characterized autoantigen target landscape

- Primarily affects **young males** (Male-to-Female ratio: 2:1); ~6 million cases globally (2018), including ~550,000 in North America
- Common symptoms include **low back pain, stiffness, and loss of spinal mobility**
- **No cure is available**, current AS treatments rely on TNF, IL-17, and JAK inhibitors
- AS etiology is unclear, but the presence **of HLA-B*27:05 in more than 90% of patients** suggests involvement of **common antigenic targets**



Healthy spine
Arthritic spine
Heightened natural curve
Lumbar spine
Pelvis
Healthy spine
Fused joints
Healthy sacroiliac (SI) joint
Sacroiliitis

- After four decades of research, concrete **CD8^{+} T cell targets remained elusive**
- **TargetScan enabled us to discover multiple biologically relevant targets capable of inducing AS-like disease in mice**

JAMA 2025; 333(5):408-420. doi:10.1001/jama.2024.20917; *Bone Research* 2019; 7:22. doi:10.1038/s41413-019-0057-8; *Curr Opin Rheumatol* 2018; 30:137–143. doi:10.1097; AS, ankylosing spondylitis; TNF, tumor necrosis factor; JAK, Janus kinase

64

Micro-CT reveals bone remodeling in the spine of mice immunized with TScan-identified targets PBS (-) control AS-T007 Aggrecan (+) control PBS (-) control AS-T007 Aggrecan (+) control Data presented at the Antigen-Specific Immune Tolerance (ASIT) Summit (March 5, 2026; Boston) Screening of additional AS patient PBMCs for reactivity to putative targets in progress Data on file Micro-CT, micro-computed tomography; AS, ankylosing spondylitis; PBMC, peripheral blood mononuclear cells